Note 2 - Business Acquisitions	12 Months Ended
Dec. 30, 2012
Business Combination Disclosure [Text Block]
2.    BUSINESS ACQUISITIONS

On September 25, 2012, the Company acquired 100.0% of the membership interests in Ansley Group, LLC for approximately $2.5 million.  The purchase was approved by the Company's disinterested directors who determined that the purchase price was fair to the Company based upon an independent appraisal.  As a result of this acquisition, the Company has acquired full ownership rights in the Clinton Township property.  Ansley Group, LLC was owned by T. Michael Ansley and Thomas D. Ansley.  T. Michael Ansley is the Chairman of the Board of Directors, President, and CEO and a principal shareholder of the Company.  The acquisition was accounted for as a common control transaction and, as a result, the carrying value of the assets and liabilities acquired were recorded by the Company.  Since Ansley Group, LLC’s operations were previously consolidated into the Company’s financial statements prior to the acquisition, the Company did not retrospectively eliminate the noncontrolling interest, but did eliminate it at the date of acquisition.  The purchase price paid in excess of Ansley Group, LLC’s carrying value of assets and liabilities amounted to $866,681 and this amount, net of tax of $294,672, has been reflected as a reduction in Retained Earnings (Accumulated Deficit) in the Consolidated Statements of Stockholders’ Equity (Deficit).  The acquisition was funded as part of the September 2012 Term Loan discussed in Note 6.

On September 25, 2012, the Company completed the acquisition of substantially all of the assets of Crown Wings, Inc., Brewsters, Inc., Valpo Wings, Inc., Buffaloville Wings, Inc., and Hammond Wings, Inc., each an Indiana corporation, and Homewood Wings, Inc., Cal City Wings, Inc., Lansing Wings, Inc., and Lincoln Park Wings, Inc., each an Illinois corporation (collectively, the “Indiana and Illinois Entities”). The acquired assets consist of four Buffalo Wild Wings restaurants operating in Indiana and four operating in Illinois along with the right to develop a fifth Buffalo Wild Wings restaurant in Indiana.   The purchase price for the acquisition was approximately $14.7 million and was financed as part of the September 2012 Term loan discussed in Note 6.  The allocation of the purchase price for acquisition requires extensive use of accounting estimates and judgments to allocate the purchase price to tangible and intangible assets acquired and liabilities assumed based on respective fair values. The Company believes the fair values assigned to the assets acquired and liabilities assumed are based on reasonable assumptions.

The following table summarizes the estimated fair values of net assets acquired and liabilities assumed:

Working capital	$109,459
Property and equipment	5,664,140
Franchise fees	254,000
Non-compete	74,100
Liquor licenses	656,000
Favorable operating leases	239,000
Unfavorable operating leases	(875,000)
Goodwill	8,578,776
Net cash paid for acquisition	$14,700,475

The excess of the purchase price over the aggregate fair value of assets acquired was allocated to goodwill, all of which is expected to be deductible for tax purposes. The assessment of the valuation of certain assets acquired and liabilities assumed during 2012 is preliminary; if new information is obtained about facts and circumstances that existed at the acquisition date, the acquisition accounting will be revised to reflect the resulting adjustments to current estimates of these items. The results of operations of these locations are included in our consolidated statement of operations from the date of acquisition.

The fair value of property and equipment acquired was determined primarily using the cost approach, which is based on the current cost to recreate or duplicate the assets less an appropriate allowance for depreciation from all causes; physical, functional, and economic. We estimated replacement cost new by using the indirect approach.  We applied equipment-specific cost indices published by Bureau of Labor Statistics – Producer Price Index to the historical cost of the assets to estimate replacement cost new.  To determine the depreciation allowance, we estimated the expected normal useful life of the asset and its respective age, also considering the current physical condition, current, and future utilization of the asset.  Based on this information, we developed a retirement relationship to age for the asset, determining physical depreciation derived from straight-line depreciation.  We then adjusted the replacement cost new, using this relationship, to determine replacement cost new less depreciation.  Although we considered accounting for functional obsolescence of the assets, we did not apply a functional obsolescence deduction because the assets are functioning as originally designed for use.

The fair value of the liquor licenses acquired was determined by obtaining current market values for liquor licenses in the county in which our acquired restaurants are located.

The fair value of favorable and unfavorable operating leases was determined by calculating the present value of the differences between contract rent (on a cost per square foot basis) to market rent for comparable properties over the term of the related leases.  The Company used a 12.0% discount rate in the present value calculation and the remaining lease terms ranged from seven to 16 years.  These favorable and unfavorable operating leases are amortized to rent expense over their respective lease terms.

The following table summarizes the unaudited pro forma financial information as if the acquisition had occurred at the beginning of the periods presented:

	December 30	December 25
	2012	2011

Revenue	$90,485,351	$77,136,893

Net income (loss) attributable to DRH	(248,695)	1,620,346

Basic earnings (loss) per share	(0.01)	0.09

Diluted earnings (loss) per share	(0.01)	0.09

The Indiana and Illinois Entities generated $5.0 million in revenue and reported a net loss of $164,281 for the time period of September 25, 2012 to December 30, 2012.

We believe this acquisition expands the scope of our operations, adds a number of new markets to our existing footprint and strategically positions DRH for future expansion throughout the Midwest.  DRH’s near-term focus will be to integrate the acquired restaurants and realize the opportunities to improve their operating and financial performance.  Long term, we look to leverage this acquisition by expanding our Bagger Dave's concept within the same footprint, led by the opening of our first restaurant in Indiana. For additional information pertaining to the acquisition, refer to the 8-K/A filed on December 10, 2012.